UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF
REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	811-22050

Exact name of registrant as specified in charter:	Delaware Enhanced Global Dividend
and Income Fund

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	November 30

Date of reporting period:	February 28, 2011

Item 1. Schedule of Investments.

Schedule of Investments (Unaudited)

Delaware Enhanced Global Dividend and Income Fund

February 28, 2011

	Number of	Value
	Shares	(U.S. $)
Common Stock – 51.78%
Consumer Discretionary – 6.36%
Bayerische Motoren Werke	8,968	$732,629
Comcast Class A	26,000	669,760
†DIRECTV Class A	1,900	87,343
Disney (Walt)	14,400	629,856
*Don Quijote	27,100	947,530
Home Depot	16,400	614,508
Lowe's	21,600	565,272
Mattel	21,800	546,308
McGraw-Hill	14,000	541,520
*PPR	3,288	498,897
*Publicis Groupe	10,256	585,081
Target	9,300	488,715
*Techtronic Industries	513,500	637,191
Toyota Motor	31,784	1,485,184
Vivendi	39,515	1,126,333
*Yue Yuen Industrial Holdings	268,000	843,812
		10,999,939
Consumer Staples – 4.66%
Archer-Daniels-Midland	15,900	591,162
*Aryzta	22,287	1,041,797
*Chaoda Modern Agriculture Holdings	1,106,000	714,769
Coca-Cola Amatil	69,175	836,829
CVS Caremark	16,100	532,266
Greggs	95,672	753,840
Kimberly-Clark	7,900	520,610
Kraft Foods Class A	16,800	534,912
Metro	13,121	962,876
Parmalat	338,824	1,038,940
*Safeway	24,500	534,590
		8,062,591
Diversified REITs – 0.61%
Duke Realty	8,600	121,002
*Entertainment Properties Trust	8,236	392,610
Lexington Realty Trust	28,070	265,823
Stockland	70,059	272,611
		1,052,046
Energy – 4.61%
Anadarko Petroleum	6,700	548,261
Chevron	5,300	549,875
CNOOC	397,000	907,452
ConocoPhillips	7,000	545,090
Devon Energy	6,000	548,640
Exxon Mobil	6,300	538,839
Marathon Oil	11,600	575,360
National Oilwell Varco	6,800	541,076
Occidental Petroleum	5,200	530,244
Petroleo Brasiliero ADR	29,500	1,037,515
*Total	18,242	1,118,357
Williams	17,900	543,444
		7,984,153
Financials – 7.02%
Allstate	17,000	540,260
*AXA	29,912	628,490
Banco Santander	84,977	1,046,328
Bank of New York Mellon	18,500	562,215
BB&T	17,700	488,520
Comerica	12,600	490,140

*Fifth Street Finance	26,754	368,403
JPMorgan Chase	12,200	569,618
Marsh & McLennan	21,400	651,416
*Mitsubishi UFJ Financial Group	182,589	1,014,285
Nordea Bank	86,513	984,272
*Solar Capital	43,539	1,066,705
Standard Chartered	37,216	984,381
State Street	12,300	550,056
SunTrust Banks	19,400	585,298
Travelers	9,600	575,328
UniCredit	402,187	1,034,862
		12,140,577
Healthcare – 4.14%
Abbott Laboratories	10,300	495,430
*†Alliance HealthCare Services	6,522	27,001
Baxter International	9,900	526,185
Bristol-Myers Squibb	19,700	508,457
Cardinal Health	13,800	574,632
Johnson & Johnson	8,100	497,664
Meda Class A	119,217	1,044,253
Merck	13,600	442,952
Novartis	17,657	992,317
Pfizer	30,244	581,895
Quest Diagnostics	9,500	539,125
Sanofi-Aventis	13,601	940,583
		7,170,494
Healthcare REITs – 0.12%
Cogdell Spencer	15,000	96,150
Nationwide Health Properties	2,800	119,672
		215,822
Hotel REITs – 0.13%
†Ashford Hospitality Trust	4,500	46,395
†Diamondrock Hospitality	15,000	176,400
		222,795
Industrial REITs – 0.52%
Cambridge Industrial Trust	1,170,000	470,096
DCT Industrial Trust	16,877	94,849
Goodman Group	247,237	177,196
*ING Industrial Fund	307,371	166,317
		908,458
Industrials – 8.28%
*Alstom	18,057	1,077,690
Asahi Glass	76,000	1,062,653
Compagnie de Saint-Gobain	14,557	869,568
Deutsche Post	73,956	1,363,565
Finmeccanica	81,358	1,018,704
†Flextronics International	6,400	51,776
Fluor	7,700	544,852
General Electric	29,700	621,324
Honeywell International	10,500	608,055
ITOCHU	111,398	1,158,436
Koninklijke Philips Electronics	30,857	1,008,422
*†Mobile Mini	2,394	54,440
Northrop Grumman	8,200	546,776
*Pitney Bowes	19,600	493,528
Singapore Airlines	86,000	923,400
Teleperformance	37,741	1,432,967
Vallourec	9,049	939,544
*Waste Management	14,900	552,194
		14,327,894
Information Technology – 3.64%
†CGI Group Class A	110,111	2,195,420
HTC	39,450	1,424,814
Intel	23,100	495,957
International Business Machines	3,500	566,580
†Motorola Solutions	13,642	527,127
Nokia	20,421	176,082
*†Sohu.com	5,200	424,112
Xerox	45,600	490,200
		6,300,292

Malls REITs – 0.70%
General Growth Properties	12,763	203,187
Simon Property Group	9,095	1,000,814
		1,204,001
Manufactured Housing REIT – 0.08%
Equity Lifestyle Properties	2,300	133,492
		133,492
Materials – 3.13%
*ArcelorMittal	15,449	567,449
Dow Chemical	16,200	601,992
duPont (E.I.) deNemours	11,800	647,466
Lafarge	15,010	911,937
*Nucor	12,500	599,500
Rexam	184,537	1,094,820
*Vale ADR	29,200	999,516
		5,422,680
Mixed REIT – 0.27%
*Digital Realty Trust	8,100	476,442
		476,442
Mortgage REITs – 0.09%
Chimera Investment	12,100	52,151
*Cypress Sharpridge Investments	8,200	102,172
		154,323
Multifamily REITs – 0.47%
Camden Property Trust	4,469	264,431
*Campus Crest Communities	32,000	458,240
*Investors Real Estate Trust	10,260	95,623
		818,294
Office REITs – 0.46%
Government Properties Income Trust	3,852	104,659
Mack-Cali Realty	8,300	281,702
Orix JREIT	17	98,069
*Parkway Properties	3,500	56,735
SL Green Realty	3,300	249,909
		791,074
Real Estate Management & Development – 0.39%
Mitsubishi Estate	10,549	216,286
*Renhe Commercial Holdings	264,000	39,875
Starwood Property Trust	17,700	414,003
		670,164
Shopping Center REITs – 0.89%
∏Charter Hall Retail REIT	71,117	232,966
Corio	2,648	175,759
*Kimco Realty	8,157	158,083
Link REIT	33,000	101,934
Ramco-Gershenson Properties Trust	13,783	186,208
*Regency Centers	3,900	176,475
*Unibail-Rodamco	1,399	281,535
Westfield Group	16,989	169,383
Westfield Retail Trust	21,112	57,392
		1,539,735
Single Tenant REIT – 0.14%
*National Retail Properties	9,337	239,868
		239,868
Telecommunications – 2.75%
AT&T	18,500	525,030
Chunghwa Telecom ADR	14,680	433,207
*Frontier Communications	65,000	551,850
†GeoEye	500	22,275
Mobile Telesystems ADR	36,600	689,178
Telefonica	42,486	1,080,290
TELUS	4,835	239,635
Verizon Communications	16,500	609,180
Vodafone Group	211,663	600,968
		4,751,613
Utilities – 2.32%
American Electric Power	13,300	475,874
Duke Energy	29,100	523,509
Edison International	14,400	534,528
National Grid	89,307	829,939

NorthWestern		3,800	112,898
Progress Energy		11,400	521,094
Public Service Enterprise Group		14,700	480,690
Sempra Energy		10,000	532,300
			4,010,832
Total Common Stock (cost $82,440,992)			89,597,579

Convertible Preferred Stock – 1.66%
Banking, Finance & Insurance – 0.32%
Aspen Insurance Holdings 5.625% exercise price $29.28, expiration date 12/31/49		2,400	138,300
Bank of America 7.25% exercise price $50.00, expiration date 12/31/49		157	157,628
Citigroup 7.50% exercise price $3.94, expiration date 12/15/12		1,770	238,065
@Fannie Mae 8.75% exercise price $32.45, expiration date 5/13/11		20,000	16,030
			550,023
Computers & Technology – 0.05%
Unisys 6.25% exercise price $45.66, expiration date 3/1/14		800	81,600
			81,600
Energy – 0.44%
*Apache 6.00% exercise price $109.12, expiration date 8/1/13		3,100	211,172
SandRidge Energy 8.50% exercise price $8.01, expiration date 12/31/49		3,485	549,933
			761,105
Healthcare & Pharmaceuticals – 0.29%
HealthSouth 6.50% exercise price $30.50, expiration date 12/31/49		479	505,465
			505,465
Telecommunications – 0.56%
Lucent Technologies Capital Trust I 7.75% exercise price $24.80, expiration date 3/15/17		1,000	976,880
			976,880
Total Convertible Preferred Stock (cost $3,492,518)			2,875,073

		Principal
		Amount°
Agency Collateralized Mortgage Obligations – 0.25%
Fannie Mae REMICs
Series 2001-50 BA 7.00% 10/25/41	USD	136,699	151,151
Series 2003-122 4.50% 2/25/28		71,362	73,734
Freddie Mac REMICs
Series 2557 WE 5.00% 1/15/18		60,000	64,819
Series 3131 MC 5.50% 4/15/33		40,000	43,299
Series 3173 PE 6.00% 4/15/35		65,000	71,033
Series 3337 PB 5.50% 7/15/30		25,000	25,626
Total Agency Collateralized Mortgage Obligations (cost $398,922)			429,662

Agency Mortgage-Backed Securities – 1.65%
•Fannie Mae ARM
5.015% 3/1/38		31,443	33,412
5.064% 4/1/36		16,090	16,903
5.134% 11/1/35		19,386	20,626
6.013% 10/1/36		17,554	18,597
6.014% 10/1/36		9,189	9,761
6.272% 4/1/36		74,338	79,721
Fannie Mae S.F. 15 yr
4.00% 7/1/25		125,362	129,026
4.00% 8/1/25		174,235	179,327
4.00% 11/1/25		181,789	187,557
5.50% 1/1/23		42,972	46,390
Fannie Mae S.F. 30 yr
5.00% 12/1/36		154,161	162,685
5.00% 12/1/37		18,010	18,916
5.00% 2/1/38		14,321	15,012
6.50% 6/1/36		31,845	35,854
6.50% 10/1/36		21,253	23,835
6.50% 12/1/37		37,358	42,319
Freddie Mac 6.00% 1/1/17		44,525	47,304
•Freddie Mac ARM
5.676% 7/1/36		16,116	17,015
5.793% 10/1/36		38,158	40,738
Freddie Mac S.F. 15 yr
5.00% 6/1/18		17,276	18,503
5.00% 12/1/22		92,405	98,594

Freddie Mac S.F. 30 yr
5.00% 1/1/34	776,621	819,682
7.00% 11/1/33	48,030	55,091
9.00% 9/1/30	53,431	64,365
GNMA I S.F. 30 yr
7.50% 12/15/23	97,682	114,125
7.50% 1/15/32	75,703	87,964
9.50% 9/15/17	72,229	83,805
12.00% 5/15/15	41,033	46,801
GNMA II S.F. 30 yr
6.00% 11/20/28	86,476	95,372
6.50% 2/20/30	216,818	244,761
Total Agency Mortgage-Backed Securities (cost $2,654,221)		2,854,061

Commercial Mortgage-Backed Securities – 1.70%
#American Tower Trust 144A Series 2007-1A AFX 5.42% 4/15/37	75,000	80,751
Bank of America Commercial Mortgage
•Series 2004-3 A5 5.45% 6/10/39	50,000	53,906
Series 2004-5 A3 4.561% 11/10/41	475,000	481,562
Series 2005-1 A3 4.877% 11/10/42	26,615	26,670
•Series 2005-6 A4 5.196% 9/10/47	180,000	194,077
Bear Stearns Commercial Mortgage Securities
•Series 2005-PW10 A4 5.405% 12/11/40	100,000	107,985
•Series 2005-T20 A4A 5.149% 10/12/42	230,000	247,689
•Series 2006-PW12 A4 5.723% 9/11/38	25,000	27,517
Series 2006-PW14 A4 5.201% 12/11/38	60,000	63,766
Series 2007-PW15 A4 5.331% 2/11/44	75,000	79,095
w•Commercial Mortgage Pass Through Certificates Series 2005-C6 A5A 5.116% 6/10/44	95,000	101,724
Goldman Sachs Mortgage Securities II
•Series 2004-GG2 A6 5.396% 8/10/38	60,000	64,617
Series 2005-GG4 A4A 4.751% 7/10/39	420,000	444,119
•Series 2006-GG6 A4 5.553% 4/10/38	60,000	64,754
•JPMorgan Chase Commercial Mortgage Securities Series 2005-LDP3 A4A 4.936% 8/15/42	35,000	37,341
•LB-UBS Commercial Mortgage Trust Series 2004-C4 A4 5.256% 6/15/29	475,000	509,505
•Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2007-7 A4 5.745% 6/12/50	150,000	159,549
•Morgan Stanley Capital I Series 2007-T27 A4 5.646% 6/11/42	160,000	174,310
#Timberstar Trust Series 2006-1A A 144A 5.668% 10/15/36	25,000	26,808
Total Commercial Mortgage-Backed Securities (cost $2,647,115)		2,945,745

Convertible Bonds – 11.30%
Aerospace & Defense – 0.25%
AAR 1.75% exercise price $29.43, expiration date 2/1/26	392,000	434,140
		434,140
Auto Parts & Equipment – 0.31%
ArvinMeritor 4.00% exercise price $26.73, expiration date 2/15/27	500,000	526,875
		526,875
Banking, Finance & Insurance – 0.46%
#Ares Capital 144A 5.75% exercise price $19.13, expiration date 2/1/16	146,000	157,680
*Jefferies Group 3.875% exercise price $38.72 expiration date 11/1/29	615,000	637,294
		794,974
Basic Materials – 0.95%
*#Rayonier TRS Holdings 144A 4.50% exercise price $50.24, expiration date 8/15/15	484,000	642,510
#Sino-Forest 144A 5.00% exercise price $20.29, expiration date 8/1/13	360,000	455,850
#Owens-Brockway Glass Container 144A 3.00% exercise price $47.47, expiration date 5/28/15	525,000	538,781
		1,637,141
Cable, Media & Publishing – 0.16%
fGeneral Cable 4.50% exercise price $36.75, expiration date 11/15/29	196,000	276,605
		276,605
Computers & Technology – 1.91%
Advanced Micro Devices 6.00% exercise price $28.08, expiration date 5/1/15	626,000	643,998
Euronet Worldwide 3.50% exercise price $40.48, expiration date 10/15/25	900,000	902,249
*Intel 3.25% exercise price $22.68, expiration date 8/1/39	338,000	411,515
Linear Technology 3.00% exercise price $44.72 expiration date 5/1/27	670,000	732,813
#Rovi 144A 2.625% exercise price $47.36, expiration date 2/15/40	176,000	238,700
SanDisk 1.50% exercise price $52.37, expiration date 8/15/37	327,000	382,181
		3,311,456
Energy – 0.82%
Chesapeake Energy 2.25% exercise price $85.89, expiration date 12/15/38	750,000	690,000
*Peabody Energy 4.75% exercise price $58.40, expiration date 12/15/41	245,000	316,050

Transocean
1.50% exercise price $168.61, expiration date 12/15/37	400,000	394,000
*1.50% exercise price $168.61, expiration date 12/15/37	14,000	14,070
		1,414,120
Healthcare & Pharmaceuticals – 1.89%
Alere 3.00% exercise price $43.98, expiration date 5/15/16	613,000	687,326
Amgen 0.375% exercise price $79.48, expiration date 2/1/13	510,000	511,913
*Dendreon 2.875% exercise price $51.24, expiration date 1/15/16	194,000	193,515
fHologic 2.00% exercise price $38.59, expiration date 12/15/37	910,000	881,562
LifePoint Hospitals 3.50% exercise price $51.79, expiration date 5/15/14	675,000	712,969
Medtronic 1.625% exercise price $54.79 expiration date 4/15/13	280,000	289,800
		3,277,085
Leisure, Lodging & Entertainment – 1.23%
#Gaylord Entertainment 144A 3.75% exercise price $27.25, expiration date 10/1/14	310,000	458,025
#Home Inns & Hotels Management 144A 2.00% exercise price $49.37, expiration date 12/15/15	241,000	231,059
*International Game Technology 3.25% exercise price $19.97, expiration date 5/1/14	540,000	618,300
Live Nation Entertainment 2.875% exercise price $27.14, expiration date 7/15/27	914,000	826,028
		2,133,412
Real Estate – 0.67%
#Digital Realty Trust 144A 5.50% exercise price $42.49, expiration date 4/15/29	380,000	558,363
Health Care REIT 3.00% exercise price $51.08, expiration date 12/1/29	285,000	319,200
#Lexington Realty Trust 144A 6.00% exercise price $7.09, expiration date 1/15/30	206,000	287,885
		1,165,448
Telecommunications – 2.65%
Alaska Communications System Group 5.75% exercise price $12.90, expiration date 3/1/13	795,000	840,712
#Ciena 144A 3.75% exercise price $20.17, expiration date 10/15/18	229,000	358,671
#Clearwire Communications 144A 8.25% exercise price $7.08, expiration date 12/1/40	216,000	230,040
Equinix 4.75% exercise price $84.32, expiration date 6/15/16	178,000	232,068
*Leap Wireless International 4.50% exercise price $93.21, expiration date 7/15/14	990,000	925,649
Level 3 Communications 6.50% exercise price $1.24, expiration date 10/1/16	200,000	286,500
NII Holdings 3.125% exercise price $118.32, expiration date 6/15/12	700,000	700,000
SBA Communications 4.00% exercise price $30.38, expiration date 10/1/14	285,000	436,763
*VeriSign 3.25% exercise price $34.37, expiration date 8/15/37	480,000	579,600
		4,590,003
Total Convertible Bonds (cost $16,508,088)		19,561,259

Corporate Bonds – 35.57%
Banking – 0.99%
Ally Financial 8.00% 12/31/18	231,000	257,565
Bank of America
5.625% 7/1/20	5,000	5,210
6.50% 8/1/16	5,000	5,617
City National 5.25% 9/15/20	15,000	14,945
Fifth Third Bancorp 3.625% 1/25/16	20,000	20,097
•Fifth Third Capital Trust IV 6.50% 4/15/37	190,000	186,675
Goldman Sachs Group
3.625% 2/7/16	15,000	14,989
5.375% 3/15/20	25,000	25,731
6.25% 2/1/41	10,000	10,211
•#HBOS Capital Funding 144A 6.071% 6/29/49	285,000	257,925
JPMorgan Chase 4.40% 7/22/20	45,000	44,020
JPMorgan Chase Capital XXV 6.80% 10/1/37	55,000	57,753
PNC Funding
5.125% 2/8/20	30,000	31,853
5.25% 11/15/15	60,000	64,721
5.625% 2/1/17	35,000	37,746
Rabobank Nederland
2.125% 10/13/15	5,000	4,834
•#144A 11.00% 12/29/49	90,000	117,346
•SunTrust Capital VIII 6.10% 12/15/36	405,000	388,526
SVB Financial Group 5.375% 9/15/20	25,000	24,706
•USB Capital IX 6.189% 10/29/49	80,000	66,104
Wachovia
•0.673% 10/15/16	10,000	9,362
5.25% 8/1/14	20,000	21,586
5.625% 10/15/16	25,000	27,267
Wells Fargo 3.676% 6/15/16	10,000	10,226
•Wells Fargo Capital XIII 7.70% 12/29/49	5,000	5,163
		1,710,178

Basic Industry – 3.67%
*AK Steel 7.625% 5/15/20	246,000	252,150
*Alcoa 6.15% 8/15/20	13,000	14,028
#Algoma Acquisition 144A 9.875% 6/15/15	248,000	227,230
#Appleton Papers 144A 10.50% 6/15/15	188,000	195,520
ArcelorMittal
5.50% 3/1/21	10,000	9,936
9.85% 6/1/19	25,000	32,187
Century Aluminum 8.00% 5/15/14	177,100	185,291
Cliffs Natural Resources
4.80% 10/1/20	15,000	14,880
5.90% 3/15/20	5,000	5,359
#Corp Nacional del Cobre de Chile 144A 3.75% 11/4/20	500,000	474,075
Dow Chemical
4.25% 11/15/20	6,000	5,805
8.55% 5/15/19	34,000	43,178
duPont (E.I) de Nemours 3.625% 1/15/21	5,000	4,768
#FMG Resources August 2006 144A
*6.875% 2/1/18	90,000	92,700
7.00% 11/1/15	290,000	302,325
#Georgia-Pacific 144A 5.40% 11/1/20	20,000	19,932
*#Hexion US Finance 144A 9.00% 11/15/20	222,000	236,708
International Coal Group 9.125% 4/1/18	344,000	381,840
*International Paper 9.375% 5/15/19	30,000	39,198
Lyondell Chemical 11.00% 5/1/18	325,000	374,563
#MacDermid 144A 9.50% 4/15/17	238,000	254,660
Millar Western Forest Products 7.75% 11/15/13	198,000	195,525
#Momentive Performance Materials 144A 9.00% 1/15/21	416,000	443,559
•Noranda Aluminium Acquisition PIK 5.193% 5/15/15	242,280	227,138
#Novelis 144A 8.75% 12/15/20	300,000	332,250
#PE Paper Escrow 144A 12.00% 8/1/14	120,000	138,797
Reliance Steel & Aluminum 6.85% 11/15/36	24,000	23,389
Ryerson
•7.679% 11/1/14	141,000	136,065
12.00% 11/1/15	166,000	179,280
*#Steel Dynamics 144A 7.625% 3/15/20	168,000	181,440
Teck Resources 9.75% 5/15/14	13,000	15,912
Vale Overseas 6.875% 11/21/36	979,000	1,053,851
*Verso Paper Holdings 11.375% 8/1/16	240,000	256,200
		6,349,739
Brokerage – 0.45%
E Trade Financial PIK 12.50% 11/30/17	566,000	673,539
Jefferies Group
6.25% 1/15/36	5,000	4,630
6.45% 6/8/27	60,000	60,203
Lazard Group 6.85% 6/15/17	34,000	36,262
		774,634
Capital Goods – 2.22%
Alion Science & Technology PIK 12.00% 11/1/14	136,702	144,050
#Associated Materials 144A 9.125% 11/1/17	150,000	162,563
#Berry Plastics 144A 9.75% 1/15/21	267,000	269,003
*#Cemex Espana Luxembourg 144A 9.25% 5/12/20	354,000	366,389
#DAE Aviation Holdings 144A 11.25% 8/1/15	184,000	194,580
Graham Packaging 8.25% 10/1/18	235,000	254,388
Manitowoc
8.50% 11/1/20	110,000	120,175
*9.50% 2/15/18	215,000	241,338
*Mueller Water Products 7.375% 6/1/17	255,000	249,900
NXP Funding 9.50% 10/15/15	190,000	203,300
#Plastipak Holdings 144A 10.625% 8/15/19	136,000	155,720
*Ply Gem Industries 13.125% 7/15/14	230,000	253,575
#Polypore International 144A 7.50% 11/15/17	245,000	254,800
Pregis 12.375% 10/15/13	244,000	247,050
*RBS Global/Rexnord 11.75% 8/1/16	302,000	328,424
Temple-Inland 6.875% 1/15/18	10,000	10,855
Thermo Fisher Scientific 4.50% 3/1/21	5,000	5,105
TriMas 9.75% 12/15/17	180,000	200,700
Susser Holdings & Finance 8.50% 5/15/16	174,000	189,878
		3,851,793

Consumer Cyclical – 3.30%
American Axle & Manufacturing 7.875% 3/1/17	395,000	410,800
ArvinMeritor
*8.125% 9/15/15	246,000	265,065
10.625% 3/15/18	119,000	136,553
Beazer Homes USA
*9.125% 6/15/18	65,000	67,438
#144A 9.125% 5/15/19	305,000	316,056
*#Burlington Coat Factory Warehouse 144A 10.00% 2/15/19	405,000	411,075
*CKE Restaurants 11.375% 7/15/18	171,000	192,803
w#CVS Pass Through Trust 144A 5.773% 1/10/33	4,991	5,071
Dana Holding 6.75% 2/15/21	200,000	203,500
Dave & Buster's 11.00% 6/1/18	280,000	315,000
#DineEquity 144A 9.50% 10/30/18	225,000	244,688
#Dunkin Finance 144A 9.625% 12/1/18	262,000	266,585
Express Finance 8.75% 3/1/18	93,000	100,556
Family Dollar Stores 5.00% 2/1/21	15,000	14,866
Ford Motor 7.45% 7/16/31	235,000	256,960
Ford Motor Credit 12.00% 5/15/15	195,000	246,472
*Goodyear Tire & Rubber 8.25% 8/15/20	235,000	253,800
Hanesbrands 6.375% 12/15/20	280,000	271,460
#Interface 144A 7.625% 12/1/18	175,000	186,813
#M/I Homes 144A 8.625% 11/15/18	421,000	429,945
Norcraft Finance 10.50% 12/15/15	151,000	162,325
Norcraft Holdings 9.75% 9/1/12	140,000	141,925
O'Reilly Automotive 4.875% 1/14/21	10,000	9,926
#Pinafore 144A 9.00% 10/1/18	376,000	420,179
Quiksilver 6.875% 4/15/15	250,000	249,375
Standard Pacific 10.75% 9/15/16	119,000	140,420
		5,719,656
Consumer Non-Cyclical – 3.58%
#Accellent 144A 10.00% 11/1/17	115,000	114,425
*Alere 9.00% 5/15/16	201,000	215,573
Amgen 3.45% 10/1/20	25,000	23,618
#Anheuser-Busch InBev Worldwide 144A 5.375% 11/15/14	20,000	22,115
#Armored Autogroup 144A 9.25% 11/1/18	290,000	302,324
Biomet 11.625% 10/15/17	244,000	276,330
Bio-Rad Laboratories 4.875% 12/15/20	20,000	19,800
BioScrip 10.25% 10/1/15	196,000	207,760
#Blue Merger Sub 144A 7.625% 2/15/19	255,000	258,825
*#Bumble Bee Acquisition 144A 9.00% 12/15/17	165,000	179,025
CareFusion 6.375% 8/1/19	65,000	73,283
Celgene 3.95% 10/15/20	20,000	19,065
Cott Beverages 8.375% 11/15/17	132,000	142,890
Covidien International Finance 4.20% 6/15/20	20,000	19,909
*Dean Foods 7.00% 6/1/16	364,000	347,619
#Delhaize Group 144A 5.70% 10/1/40	22,000	20,815
Diversey Holdings 10.50% 5/15/20	335,000	390,274
#DJO Finance 144A 9.75% 10/15/17	354,000	376,124
Dole Food 13.875% 3/15/14	91,000	111,816
Genzyme
3.625% 6/15/15	100,000	103,653
5.00% 6/15/20	10,000	10,677
Hospira 6.40% 5/15/15	95,000	107,192
Kraft Foods
6.125% 8/23/18	5,000	5,629
6.50% 8/11/17	25,000	28,757
Laboratory Corp. of America Holdings 4.625% 11/15/20	25,000	25,115
Lantheus Medical Imaging 9.75% 5/15/17	231,000	250,058
Life Technologies 6.00% 3/1/20	15,000	16,377
McKesson 4.75% 3/1/21	10,000	10,163
Medco Health Solutions
4.125% 9/15/20	20,000	19,507
7.125% 3/15/18	10,000	11,754
Merck 3.875% 1/15/21	15,000	14,728
#Mylan 144A 6.00% 11/15/18	250,000	257,188
#NBTY 144A 9.00% 10/1/18	263,000	286,669
#Novasep Holding 144A 9.75% 12/15/16	170,000	136,000
#PHH 144A 9.25% 3/1/16	186,000	202,740
*Pinnacle Foods Finance 10.625% 4/1/17	180,000	193,950
#Quintiles Transnational PIK 144A 9.50% 12/30/14	106,000	109,048

#Reynolds Group Issuer 144A
8.25% 2/15/21	125,000	125,938
9.00% 4/15/19	180,000	188,550
*Safeway 3.95% 8/15/20	15,000	14,287
*Supervalu 8.00% 5/1/16	255,000	255,000
Tops Holding 10.125% 10/15/15	131,000	141,316
#Viskase 144A 9.875% 1/15/18	228,000	245,100
#Woolworths 144A 4.00% 9/22/20	10,000	9,775
Yale University 2.90% 10/15/14	45,000	46,727
Yankee Candle 9.75% 2/15/17	210,000	225,225
Zimmer Holdings 4.625% 11/30/19	30,000	30,846
		6,193,559
Energy – 6.06%
#American Petroleum Tankers 144A 10.25% 5/1/15	296,000	311,170
Anadarko Petroleum 5.95% 9/15/16	20,000	21,959
Antero Resources Finance 9.375% 12/1/17	156,000	169,260
Aquilex Holdings 11.125% 12/15/16	178,000	188,235
Buckeye Partners 4.875% 2/1/21	20,000	19,936
#Centerpoint Energy Resources 144A 4.50% 1/15/21	15,000	14,871
#Chaparral Energy 144A 8.25% 9/1/21	200,000	204,000
Chesapeake Energy
*6.50% 8/15/17	135,000	145,463
9.50% 2/15/15	146,000	181,770
Complete Production Services 8.00% 12/15/16	174,000	184,875
Comstock Resources 7.75% 4/1/19	260,000	260,000
Copano Energy 7.75% 6/1/18	169,000	176,605
*Crosstex Energy 8.875% 2/15/18	175,000	193,813
Ecopetrol 7.625% 7/23/19	900,000	1,046,249
El Paso
6.875% 6/15/14	44,000	48,302
7.00% 6/15/17	205,000	230,055
•Enbridge Energy Partners 8.05% 10/1/37	20,000	21,334
Energy Transfer Partners 9.70% 3/15/19	30,000	39,463
Enterprise Products Operating
*5.20% 9/1/20	5,000	5,165
•7.034% 1/15/68	35,000	36,537
9.75% 1/31/14	5,000	6,029
Headwaters 11.375% 11/1/14	194,000	228,920
#Helix Energy Solutions Group 144A 9.50% 1/15/16	291,000	304,095
*#Hercules Offshore 144A 10.50% 10/15/17	187,000	186,533
*#Hilcorp Energy I 144A 8.00% 2/15/20	226,000	243,515
Holly 9.875% 6/15/17	171,000	191,093
*Key Energy Services 8.375% 12/1/14	131,000	143,118
Kinder Morgan Energy Partners
6.00% 2/1/17	5,000	5,541
9.00% 2/1/19	30,000	38,158
#Laredo Petroleum 144A 9.50% 2/15/19	275,000	288,750
#Linn Energy 144A 8.625% 4/15/20	201,000	225,120
Lukoil International Finance 6.356% 6/7/17	1,000,000	1,057,499
#Murray Energy 144A 10.25% 10/15/15	230,000	246,675
*#NFR Energy 144A 9.75% 2/15/17	224,000	227,360
*Noble Energy 8.25% 3/1/19	20,000	25,243
Noble Holding International
4.625% 3/1/21	10,000	9,989
4.90% 8/1/20	15,000	15,318
#Oasis Petroleum 144A 7.25% 2/1/19	200,000	203,500
#Offshore Group Investments 144A 11.50% 8/1/15	160,000	180,000
*OPTI Canada
‡7.875% 12/15/14	334,000	183,700
‡8.25% 12/15/14	121,000	66,550
#144A 9.00% 12/15/12	200,000	200,500
Pemex Project Funding Master Trust 6.625% 6/15/35	1,000,000	1,001,874
Petrobras International Finance 5.375% 1/27/21	10,000	10,088
Petrohawk Energy
7.875% 6/1/15	198,000	210,870
#144A 7.25% 8/15/18	35,000	36,400
Petroleum Development 12.00% 2/15/18	217,000	246,295
Pioneer Drilling 9.875% 3/15/18	106,000	116,070
Plains All American Pipeline 8.75% 5/1/19	10,000	12,575
Pride International 6.875% 8/15/20	20,000	22,400

Quicksilver Resources 7.125% 4/1/16	190,000	185,725
#SandRidge Energy 144A 9.875% 5/15/16	249,000	277,635
TNK-BP Finance 7.875% 3/13/18	400,000	455,520
•TransCanada Pipelines 6.35% 5/15/67	35,000	35,619
Transocean 6.50% 11/15/20	10,000	11,028
Weatherford International Bermuda 9.625% 3/1/19	40,000	52,487
#Woodside Finance 144A
4.50% 11/10/14	20,000	21,154
8.125% 3/1/14	15,000	17,340
		10,489,348
Finance & Investments – 1.73%
American International Group
5.45% 5/18/17	20,000	20,879
•8.175% 5/15/58	270,000	298,350
#AMO Escrow 144A 11.50% 12/15/17	130,000	139,750
Cardtronics 8.25% 9/1/18	84,000	91,560
•Chubb 6.375% 3/29/67	15,000	15,938
General Electric Capital
5.30% 2/11/21	25,000	25,733
6.00% 8/7/19	95,000	105,219
•Genworth Financial 6.15% 11/15/66	486,000	385,763
#Health Care Services 144A 4.70% 1/15/21	10,000	10,090
•#ILFC E-Capital Trust I 144A 1.859% 12/21/65	265,000	224,926
•#ILFC E-Capital Trust II 144A 6.25% 12/21/65	355,000	310,625
•#Liberty Mutual Group 144A 7.00% 3/15/37	355,000	347,046
MetLife 6.40% 12/15/36	100,000	96,090
Nuveen Investments
10.50% 11/15/15	378,000	388,395
#144A 10.50% 11/15/15	110,000	113,025
Prudential Financial 3.875% 1/14/15	35,000	36,410
•∏XL Capital 6.50% 12/29/49	410,000	383,350
		2,993,149
Media – 2.71%
#Affinion Group 144A 7.875% 12/15/18	352,000	338,800
Cablevision Systems 8.00% 4/15/20	114,000	124,830
CCO Holdings
8.125% 4/30/20	315,000	341,381
#144A 7.00% 1/15/19	20,000	20,400
*#Clear Channel Communications 144A 9.00% 3/1/21	260,000	265,525
#Columbus International 144A 11.50% 11/20/14	270,000	310,500
DIRECTV Holdings 7.625% 5/15/16	20,000	22,024
Entravision Communications 8.75% 8/1/17	350,000	379,750
*GXS Worldwide 9.75% 6/15/15	247,000	252,558
#inVentiv Health 144A 10.00% 8/15/18	210,000	216,300
MDC Partners 11.00% 11/1/16	222,000	250,028
#NBC Universal Media 144A
4.375% 4/1/21	15,000	14,466
5.15% 4/30/20	5,000	5,164
#News America 144A 6.15% 2/15/41	15,000	15,299
Nexstar Broadcasting 8.875% 4/15/17	200,000	218,000
Nielsen Finance
11.50% 5/1/16	32,000	37,840
11.625% 2/1/14	63,000	74,340
#144A 7.75% 10/15/18	71,000	77,124
*#Ono Finance II 144A 10.875% 7/15/19	240,000	259,200
#Sinclair Television Group 144A 9.25% 11/1/17	147,000	166,845
#Sitel 144A 11.50% 4/1/18	207,000	192,510
Time Warner Cable
4.125% 2/15/21	10,000	9,396
8.25% 4/1/19	20,000	24,666
#UPC Holding 144A 9.875% 4/15/18	345,000	384,674
Visant 10.00% 10/1/17	120,000	130,500
#Vivendi 144A 6.625% 4/4/18	25,000	28,129
#XM Satellite Radio 144A
7.625% 11/1/18	360,000	383,399
*13.00% 8/1/13	118,000	141,305
		4,684,953
Real Estate – 0.77%
Developers Diversified Realty
7.50% 4/1/17	5,000	5,725

7.875% 9/1/20	20,000	23,459
Digital Realty Trust 5.875% 2/1/20	10,000	10,564
*Felcor Lodging 10.00% 10/1/14	195,000	222,788
Host Marriott 6.375% 3/15/15	245,000	251,738
Liberty Property 4.75% 10/1/20	5,000	4,958
#Qatari Diar Finance 144A 5.00% 7/21/20	800,000	786,793
Regency Centers 5.875% 6/15/17	20,000	21,724
		1,327,749
Services Cyclical – 2.54%
ARAMARK 8.50% 2/1/15	150,000	157,500
#Brambles USA 144A
3.95% 4/1/15	15,000	15,132
5.35% 4/1/20	15,000	15,123
Burlington Northern Santa Fe
5.65% 5/1/17	5,000	5,604
4.70% 10/1/19	20,000	21,030
3.60% 9/1/20	5,000	4,773
Canadian Pacific Railway 4.45% 3/15/23	15,000	14,579
*#CityCenter Holdings 144A 7.625% 1/15/16	105,000	109,988
#Delta Air Lines 144A 12.25% 3/15/15	193,000	221,950
#Equinox Holdings 144A 9.50% 2/1/16	221,000	241,166
#ERAC USA Finance 144A 5.25% 10/1/20	35,000	36,182
*General Maritime 12.00% 11/15/17	214,000	197,415
*Harrah’s Operating 10.00% 12/15/18	552,000	521,639
#Icon Health & Fitness 144A 11.875% 10/15/16	108,000	114,480
Kansas City Southern de Mexico 8.00% 2/1/18	187,000	205,233
Kansas City Southern Railway 13.00% 12/15/13	2,000	2,400
*#Marina District Finance 144A 9.875% 8/15/18	268,000	280,730
MGM MIRAGE
11.125% 11/15/17	2,000	2,315
*11.375% 3/1/18	658,000	750,119
NCL
11.75% 11/15/16	45,000	53,381
#144A 9.50% 11/15/18	183,000	199,013
Pinnacle Entertainment 8.75% 5/15/20	198,000	212,108
#Pokagon Gaming Authority 144A 10.375% 6/15/14	10,000	10,475
Royal Caribbean Cruises 6.875% 12/1/13	125,000	134,531
RSC Equipment Rental
10.25% 11/15/19	5,000	5,725
#144A 8.25% 2/1/21	135,000	143,438
*#Swift Services Holdings 144A 10.00% 11/15/18	195,000	214,500
*#Swift Transportation 144A 12.50% 5/15/17	151,000	162,891
#United Air Lines 144A 12.00% 11/1/13	292,000	323,390
Wyndham Worldwide
5.625% 3/1/21	10,000	10,008
5.75% 2/1/18	5,000	5,175
		4,391,993
Services Non-Cyclical – 0.90%
Allied Waste North America
6.875% 6/1/17	40,000	43,556
7.125% 5/15/16	10,000	10,436
#Casella Waste Systems 144A 7.75% 2/15/19	265,000	272,950
#Darling International 144A 8.50% 12/15/18	125,000	135,469
#HCA Holdings 144A 7.75% 5/15/21	235,000	248,513
Iron Mountain 8.375% 8/15/21	140,000	155,575
#Multiplan 144A 9.875% 9/1/18	273,000	295,181
Radiation Therapy Services 9.875% 4/15/17	216,000	223,560
Radnet Management 10.375% 4/1/18	174,000	175,305
		1,560,545
Technology & Electronics – 1.28%
#Allen Systems Group 144A 10.50% 11/15/16	285,000	295,688
#Aspect Software 144A 10.625% 5/15/17	194,000	207,580
First Data
*9.875% 9/24/15	306,000	310,589
11.25% 3/31/16	205,000	198,850
#International Wire Group 144A 9.75% 4/15/15	155,000	166,819
MagnaChip Semiconductor 10.50% 4/15/18	156,000	177,060
#MedAssets 144A 8.00% 11/15/18	137,000	141,453
National Semiconductor 6.60% 6/15/17	20,000	22,116
*Sanmina-SCI 8.125% 3/1/16	79,000	81,765

#Seagate HDD Cayman 144A 7.75% 12/15/18	255,000	262,650
#Seagate Technology International 144A 10.00% 5/1/14	10,000	11,625
*SunGard Data Systems 10.25% 8/15/15	314,000	331,662
*Symantec 4.20% 9/15/20	5,000	4,738
		2,212,595
Telecommunications – 3.93%
American Tower 5.05% 9/1/20	5,000	4,924
#AT&T 144A 5.35% 9/1/40	30,000	27,609
*#Avaya 144A 7.00% 4/1/19	255,000	253,725
#Buccaneer Merger 144A 9.125% 1/15/19	200,000	217,000
#Clearwire Communications 144A
12.00% 12/1/15	653,000	715,034
*12.00% 12/1/17	180,000	194,850
Cricket Communications
7.75% 5/15/16	130,000	138,125
*7.75% 10/15/20	135,000	129,600
#Crown Castle Towers 144A 4.883% 8/15/20	30,000	30,145
#Digicel Group 144A
9.125% 1/15/15	120,000	125,580
10.50% 4/15/18	230,000	263,350
*Frontier Communications 7.125% 3/15/19	120,000	125,400
Global Crossing 12.00% 9/15/15	297,000	342,293
Intelsat 6.50% 11/1/13	155,000	165,269
Intelsat Bermuda
11.25% 2/4/17	640,000	711,199
PIK 11.50% 2/4/17	273,217	304,637
Level 3 Financing 10.00% 2/1/18	252,000	257,985
*MetroPCS Wireless
6.625% 11/15/20	165,000	161,081
7.875% 9/1/18	90,000	95,513
NII Capital 10.00% 8/15/16	271,000	308,263
#PAETEC Holding 144A 9.875% 12/1/18	165,000	178,613
Qwest 8.375% 5/1/16	40,000	47,950
Qwest Communications International 7.50% 2/15/14	85,000	86,488
Sprint Capital 8.75% 3/15/32	378,000	395,010
#Telcordia Technologies 144A 11.00% 5/1/18	415,000	466,875
Telecom Italia Capital
5.25% 10/1/15	10,000	10,178
6.999% 6/4/18	60,000	64,500
Telefonica Emisiones 5.462% 2/16/21	10,000	10,171
Telesat Canada
11.00% 11/1/15	158,000	178,145
12.50% 11/1/17	164,000	198,235
*Verizon Communications 6.35% 4/1/19	20,000	22,980
Virgin Media Finance 8.375% 10/15/19	120,000	136,650
*West 11.00% 10/15/16	219,000	239,531
#Wind Acquisition Finance 144A 11.75% 7/15/17	135,000	155,588
Windstream 7.875% 11/1/17	45,000	49,106
		6,811,602
Utilities – 1.44%
AES
7.75% 3/1/14	129,000	140,933
8.00% 6/1/20	44,000	48,400
9.75% 4/15/16	10,000	11,675
*Ameren Illinois 9.75% 11/15/18	80,000	103,203
#American Transmission Systems 144A 5.25% 1/15/22	25,000	25,436
Centerpoint Energy 5.95% 2/1/17	13,000	14,066
CMS Energy
6.55% 7/17/17	15,000	16,475
8.75% 6/15/19	15,000	18,045
Commonwealth Edison
*4.00% 8/1/20	5,000	4,889
5.80% 3/15/18	5,000	5,583
Dynegy Holdings 7.75% 6/1/19	157,000	114,218
Edison Mission Energy 7.00% 5/15/17	145,000	118,538
Elwood Energy 8.159% 7/5/26	154,853	154,660
Energy Future Intermediate Holding 10.00% 12/1/20	247,000	259,066
Exelon Generation 4.00% 10/1/20	30,000	27,979
Florida Power 5.65% 6/15/18	5,000	5,672
*GenOn Americas Generation 8.50% 10/1/21	245,000	259,699

#GenOn Energy 144A 9.50% 10/15/18		127,000	133,668
Korea Southern Power 5.375% 4/18/13		630,000	666,324
#LG&E & KU Energy 144A 3.75% 11/15/20		15,000	14,203
NiSource Finance
6.40% 3/15/18		10,000	11,243
6.80% 1/15/19		5,000	5,771
Oncor Electric Delivery
*7.00% 9/1/22		10,000	11,917
#144A 5.00% 9/30/17		15,000	15,939
*#144A 5.25% 9/30/40		5,000	4,697
Pennsylvania Electric 5.20% 4/1/20		45,000	46,180
Public Service Oklahoma 5.15% 12/1/19		30,000	31,865
•Puget Sound Energy 6.974% 6/1/67		165,000	163,952
Sempra Energy 6.15% 6/15/18		10,000	11,354
Southern California Edison 5.50% 8/15/18		20,000	22,548
#Tampa Electric 144A 5.40% 5/15/21		20,000	21,613
			2,489,811
Total Corporate Bonds (cost $58,038,252)			61,561,304

Non-Agency Asset-Backed Securities – 0.19%
Ally Auto Receivables Trust Series 2010-2 A3 1.38% 7/15/14		10,000	10,056
•Citibank Credit Card Issuance Trust Series 2004-C1 C1 0.92% 7/15/13		10,000	9,985
•Citicorp Residential Mortgage Securities Series 2006-3 A5 5.95% 11/25/36		100,000	82,065
CNH Equipment Trust
Series 2008-A A4 4.93% 8/15/14		18,569	18,986
Series 2009-C A3 1.85% 12/16/13		13,806	13,887
Discover Card Master Trust Series 2007-A1 A1 5.65% 3/16/20		100,000	112,532
Harley-Davidson Motorcycle Trust Series 2006-2 A2 5.35% 3/15/13		21,624	21,743
John Deere Owner Trust
Series 2009-A A4 3.96% 5/16/16		25,000	25,914
Series 2010-A 4A 2.13% 10/17/16		15,000	15,277
•Merrill Auto Trust Securitization Series 2007-1 A4 0.33% 12/15/13		11,723	11,713
Total Non-Agency Asset-Backed Securities (cost $313,612)			322,158

Non-Agency Collateralized Mortgage Obligations – 0.25%
•@Bear Stearns ARM Trust Series 2007-1 3A2 5.509% 2/25/47		207,560	23,043
Citicorp Mortgage Securities
Series 2006-4 3A1 5.50% 8/25/21		12,847	12,963
Series 2007-1 2A1 5.50% 1/25/22		76,279	76,041
•Series 2007-AR8 1A3A 5.73% 8/25/37		73,916	57,468
•First Horizon Asset Securities Series 2007-AR2 1A1 5.711% 8/25/37		93,163	70,984
•GSR Mortgage Loan Trust Series 2006-AR1 3A1 5.141% 1/25/36		145,710	130,881
•MASTR ARM Trust Series 2006-2 4A1 4.973% 2/25/36		59,168	55,926
Total Non-Agency Collateralized Mortgage Obligations (cost $662,118)			427,306

«Senior Secured Loans – 0.61%
Harrah’s Operating Tranche B1 3.303% 1/28/15		100,000	92,931
EchoStar 8.50% 6/30/19		425,000	425,000
Energy Futures Holdings Tranche B2 3.787% 10/10/14		339,734	286,562
PQ 6.76% 7/30/15		265,000	261,564
Total Senior Secured Loans (cost $1,008,452)			1,066,057

Sovereign Bonds – 4.30%Δ
Brazil – 0.72%
Brazil Government International Bond 10.25% 1/10/28	BRL	2,000,000	1,239,331
			1,239,331
Chile – 0.39%
Chile Government International Bond 5.50% 8/5/20	CLP	330,000,000	684,623
			684,623
Colombia – 0.10%
Colombia Government International Bond 7.75% 4/14/21	COP	325,000,000	180,275
			180,275
Croatia – 0.17%
#Croatia Government International Bond 144A 6.75% 11/5/19	USD	280,000	291,607
			291,607
Indonesia – 1.09%
Indonesia Treasury Bond 11.00% 11/15/20	IDR	14,399,000,000	1,878,820
			1,878,820
Mexico – 0.45%
Mexican Bonos 7.75% 12/14/17	MXN	9,049,700	774,820
			774,820

Philippines – 0.93%
Philippine Government International Bond
4.95% 1/15/21	PHP	24,000,000	542,633
6.375% 10/23/34	USD	1,000,000	1,062,500
			1,605,133
Poland – 0.34%
Poland Government Bond 5.00% 10/24/13	PLN	1,700,000	589,805
			589,805
Turkey – 0.11%
Turkey Government International Bond 7.375% 2/5/25	USD	170,000	191,888
			191,888
Total Sovereign Bonds (cost $7,534,882)			7,436,302

Supranational Banks – 1.80%
European Bank for Reconstruction & Development 7.00% 7/30/12	INR	41,000,000	919,491
European Investment Bank
8.00% 10/21/13	ZAR	6,880,000	1,002,706
9.625% 4/1/15	TRY	1,800,000	1,193,256
Total Supranational Banks (cost $3,155,289)			3,115,453

U.S. Treasury Obligations – 0.33%
U.S. Treasury Bond 4.25% 11/15/40	USD	40,000	38,375
U.S. Treasury Notes
2.125% 2/29/16		370,000	369,826
*3.625% 2/15/21		155,000	157,761
Total U.S. Treasury Obligations (cost $557,801)			565,962

Leveraged Non-Recourse Security – 0.00%
@w#JPMorgan Fixed Income Pass Through Trust Series 2007-B 144A 0.00% 1/15/87		500,000	0
Total Leveraged Non-Recourse Security (cost $425,000)			0

		Number of
		Shares
Residual Interest Trust Certificate – 0.00%
=@w#Freddie Mac Auction Pass Through Trust Series 2007-6 144A 0.00%		175,000	0
Total Residual Interest Trust Certificate (cost $190,466)			0

Exchange-Traded Funds – 2.68%
*iShares IBOXX $ High Yield Corporate Bond Fund		50,000	4,625,000
*ProShares UltraShort Real Estate		520	7,899
Total Exchange-Traded Funds (cost $4,553,867)			4,632,899

Preferred Stock – 0.44%
Alabama Power		410	10,224
*#Ally Financial 144A 7.00%		400	381,238
Developers Diversified Realty 7.50%		1,925	46,412
†Freddie Mac 6.02%		33,000	54,780
•PNC Financial Services Group 8.25%		10,000	10,686
ProLogis 6.75%		7,050	169,200
*Vornado Realty Trust 6.625%		3,700	89,614
Total Preferred Stock (cost $1,421,059)			762,154

Warrant – 0.00%
Alion Science & Technology		115	1
Total Warrant (cost $0)			1

		Principal
		Amount°
≠Short-Term Investment – 5.23%
Discount Note – 5.23%
Federal Home Loan Bank 0.07% 3/1/11	USD	9,045,021	9,045,021
Total Short-Term Investment (cost $9,045,021)			9,045,021

Total Value of Securities Before Securities Lending Collateral – 119.74%
(cost $195,047,675)			207,197,996

	Number of
	Shares
Securities Lending Collateral** – 17.09%
Investment Companies
BNY Mellon SL DBT II Liquidating Fund	233,455	225,541
Delaware Investments Collateral Fund No.1	29,351,919	29,351,920
@†Mellon GSL Reinvestment Trust II	311,516	0
Total Securities Lending Collateral (cost $29,896,890)		29,577,461

Total Value of Securities – 136.83%
(cost $224,944,565)		236,775,457 ©

Obligation to Return Securities Lending Collateral** – (17.28%)		(29,896,890)

Borrowing Under Line of Credit – (23.11%)		(40,000,000)

Receivables and Other Assets Net of Liabilities (See Notes) – 3.56%		6,163,042
Net Assets Applicable to 13,043,684 Shares Outstanding – 100.00%		$173,041,609

°Principal amount shown is stated in the currency in which each security is denominated.

BRL – Brazilian Real
CLP – Chilean Peso
COP – Colombian Peso
IDR – Indonesian Rupiah
INR – Indian Rupee
MXN – Mexican Peso
PHP – Philippine Peso
PLN – Polish Zloty
TRY – Turkish Lira
USD – United States Dollar
ZAR – South African Rand

†Non income producing security.
*Fully or partially on loan.
∏Restricted security. These investments are in securities not registered under the Securities Act of 1933, as amended, and have certain restrictions on resale which may limit their liquidity. At February 28, 2011, the aggregate amount of the restricted securities was $616,316 or 0.36% of the Fund's net assets. See Note 6 in "Notes."
@Illiquid security. At February 28, 2011, the aggregate amount of illiquid securities was $39,073, which represented 0.02% of the Fund’s net assets. See Note 6 in "Notes."
•Variable rate security. The rate shown is the rate as of February 28, 2011. Interest rates reset periodically.
#Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At February 28, 2011, the aggregate amount of Rule 144A securities was $29,641,387, which represented 17.13% of the Fund’s net assets. See Note 6 in "Notes."
wPass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
ϕStep coupon bond. Coupon increases or decreases periodically based on a predetermined schedule. Stated rate in effect at February 28, 2011.
‡Non income producing security. Security is currently in default.
«Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale. Stated rate in effect at February 28, 2011.
ΔSecurities have been classified by country of origin.
=Security is being fair valued in accordance with the Fund’s fair valuation policy. At February 28, 2011, the aggregate amount of fair valued securities was $0, which represented 0.00% of the Fund’s net assets. See Note 1 in "Notes."
≠The rate shown is the effective yield at the time of purchase.
**See Note 5 in “Notes.”
©Includes $28,144,428 of securities loaned.

Summary of Abbreviations:
ADR – American Depositary Receipts
ARM – Adjustable Rate Mortgage
BCLY – Barclays
CDS – Credit Default Swap
CITI – Citigroup Global Markets
GNMA – Government National Mortgage Association
JPMC – JPMorgan Chase Bank
MASTR – Mortgage Asset Securitization Transactions, Inc.
PIK – Pay-in-kind
REIT – Real Estate Investment Trust
REMIC – Real Estate Mortgage Investment Conduits
S.F. – Single Family
yr – Year

The following swap contracts were outstanding at February 28, 20111:

Swap Contracts
CDS Contracts

			Annual		Unrealized
	Swap	Notional	Protection	Termination	Appreciation
Counterparty	Referenced Obligation	Value	Payments	Date	(Depreciation)
	Protection Purchased:
	ITRAXX Europe Subordinate Financials
BCLY	5 yr CDS	$20,000	1.00%	1/20/15	$18
BCLY	5 yr CDS	75,000	1.00%	12/20/15	3,873
CITI	Sara Lee 5 yr CDS	7,000	1.00%	3/20/16	(446)
	ITRAXX Europe Subordinate Financials
JPMC	5 yr CDS	80,000	1.00%	12/20/15	3,694
JPMC	Penney (J.C.) 5 yr CDS	45,000	1.00%	3/20/15	61
JPMC	Viacom 5 yr CDS	25,000	1.00%	9/20/15	(379)
		$252,000			$6,821

	Protection Sold/Moody’s Rating:
CITI	MetLife 5 yr CDS / A	$25,000	5.00%	9/20/14	$1,845
JPMC	Comcast 5 yr CDS / Baa	25,000	1.00%	9/20/15	450
JPMC	Tyson 5 yr CDS / Ba	15,000	1.00%	3/20/16	357
		$65,000			$2,652
Total					$9,473

The use of swap contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional values presented above represent the Fund’s (as defined below) total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 4 in “Notes.”

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Delaware Enhanced Global Dividend and Income Fund (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and the ask prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. Short-term debt securities are valued at market value. U.S. government and agency securities are valued at the mean between the bid and ask prices. Other debt securities, credit default swap (CDS) contracts and interest swap contracts are valued by an independent pricing service or broker. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Investment company securities are valued at net asset value per share. Open-end investment companies are valued at their published net asset value. Foreign currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (November 30, 2007 – November 30, 2010), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Distributions – The Fund has implemented a managed distribution policy. Under the policy, the Fund is managed with a goal of generating as much of the distribution as possible from net investment income and short-term capital gains. The balance of the distribution will then come from long-term capital gains to the extent permitted, and if necessary, a return of capital. Even though the Fund may realize current year capital gains, such gains may be offset, in whole or in part, by the Fund’s capital loss carryovers from prior years. For federal income tax purposes, the effect of such capital loss carryovers may be to convert (to the extent of such current year gains) what would otherwise be returns of capital into distributions taxable as ordinary income. This tax effect can occur during times of extended market volatility. The actual determination of the source of the Fund’s distributions can be made only at year-end. Shareholders should receive written notification regarding the actual components and tax treatments of all Fund distributions for the calendar year 2011 in early 2012.

To Be Announced Trades – The Fund may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (e.g., "when issued," "delayed delivery," "forward commitment," or "TBA transactions") consistent with the Fund's ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered; however, the market value may change prior to delivery.

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally isolates that portion of realized gains and losses on investments in debt securities which are due to changes in foreign exchange rates from that which are due to changes in market prices of debt securities. For foreign equity securities, these changes are included in the net realized and unrealized gain (loss) on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Mortgage Dollar Rolls – The Fund may enter into mortgage “dollar rolls” in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. Any difference between the sale price and the purchase price is netted against the interest income foregone on the securities to arrive at an implied borrowing (reverse repurchase) rate. Alternatively, the sale and purchase transactions which constitute the dollar roll can be executed at the same price, with the Fund being paid a fee as consideration for entering into the commitment to purchase. Dollar rolls may be renewed prior to cash settlement and initially may involve only a firm commitment agreement by the Fund to buy a security. The Fund accounts for mortgage-dollar-roll transactions as purchases and sales, these transactions may increase the Fund’s portfolio turnover rate.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other - Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Taxable non-cash dividends are recorded as dividend income. Discounts and premiums on non-convertible bonds are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of mortgage- and asset- backed securities are classified as interest income. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends and interest have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

2. Investments
At February 28, 2011, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At February 28, 2011, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$225,930,793
Aggregate unrealized appreciation	$22,671,962
Aggregate unrealized depreciation	(11,827,298)
Net unrealized appreciation	$10,844,664

For federal income tax purposes, at November 30, 2010, capital loss carryforward of $53,576,805 may be carried forward and applied against future capital gains. Capital loss carryforwards will expire as follows: $31,328,583 expires in 2016 and $22,248,222 expires in 2017.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 - inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3 - inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of February 28, 2011:

	Level 1	Level 2	Level 3	Total
Common Stock	$46,695,621	$42,901,958	$-	89,597,579
Agency, Asset-Backed &
Mortgage-Backed Securities	-	6,978,932	-	6,978,932
Corporate Debt	-	84,638,693	425,000	85,063,693
Foreign Debt	-	9,632,264	919,491	10,551,755
U.S. Treasury Obligations	-	565,962	-	565,962
Exchange-Traded Funds	4,632,899	-	-	4,632,899
Other	305,226	456,928	1	762,155
Short-Term Investment	-	9,045,021	-	9,045,021
Securities Lending Collateral	29,351,920	225,541	-	29,577,461
Total	$80,985,666	$154,445,299	$1,344,492	$236,775,457

Swap Contracts	$-	$9,473	$-	$9,473

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Agency
	Asset-Backed
	& Mortgage-	Common	Corporate	Foreign
	Backed Securities	Stock	Debt	Debt	Other	Total
Balance as of 11/30/10	$54,625	$10,866	$353,027	$-	$1	$418,519
Purchases	-	(11,491)	425,000	-	-	413,509
Sales	(6,289)	-	(355,164)	-	-	(361,453)
Net realized gain	4	-	2,165	-	-	2,169
Transfer into Level 3	-	-	-	1,008,885	-	1,008,885
Transfer out of Level 3	(44,497)	-	-	-	-	(44,497)
Net change in unrealized
appreciation/depreciation	(3,843)	625	(28)	(89,394)	-	(92,640)
Balance as of 2/28/11	$-	$-	$425,000	$919,491	$1	$1,344,492

Net change in unrealized
appreciation/depreciation from
investments still held as of 2/28/11	$-	$-	$-	$(89,394)	$-	$(89,394)

During the period ended February 28, 2011, transfers out of Level 3 investments into Level 2 investments were made in the amount of $44,497 for the Fund. This was due to the Fund’s pricing vendor being able to supply a matrix price for an investment that had been utilizing a broker quoted price. During the period ended February 28, 2011, transfers out of Level 2 investments into Level 3 investments were made in the amount of $1,008,885, which was due to the Fund’s pricing vendor dropping coverage of a security.

During the period ended February 28, 2011, there were no transfers between Level 1 investments and Level 2 investments that had a material impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the period.

3. Line of Credit
For the period ended February 28, 2011, the Fund borrowed money pursuant to a $50,000,000 Credit Agreement with The Bank of New York Mellon (BNY Mellon) that expires on June 29, 2011. Depending on market conditions, the amount borrowed by the Fund pursuant to the Credit Agreement may be reduced or possibly increased in the future.

At February 28, 2011, the par value of loans outstanding was $40,000,000 at a variable interest rate of 1.5625%. During the period ended February 28, 2011, the average daily balance of loans outstanding was $40,000,000 at a weighted average interest rate of approximately 1.5842%. Interest on borrowings is based on a variable short-term rate plus an applicable margin. The commitment fee is computed at a rate of 0.25% per annum on the unused balance. The loan is collateralized by the Fund’s portfolio.

4. Derivatives
U.S. GAAP requires enhanced disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity's results of operations and financial position.

Foreign Currency Exchange Contracts – The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund's maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty. No foreign currency exchange contracts were outstanding at February 28, 2011.

Swap Contracts – The Fund may enter into interest rate swap contracts, index swap contracts and CDS contracts in the normal course of pursuing its investment objective. The Fund may use interest rate swaps to adjust the Fund's sensitivity to interest rates or to hedge against changes in interest rates. Index swaps may be used to gain exposure to markets that the Fund invests in, such as the corporate bond market. The Fund may also use index swaps as a substitute for futures or options contracts if such contracts are not directly available to the Fund on favorable terms. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

Interest Rate Swaps. An interest rate swap contract is an exchange of interest rates between counterparties. In one instance, an interest rate swap involves payments received by the Fund from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with the Fund receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest rate swaps may be used to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment/receipt or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts. A Fund's maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the interest rate swap contract's remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. No interest rate swap contracts were outstanding at February 28, 2011.

Index Swaps. Index swaps involve commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Fund will make a payment to the counterparty. The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract. The Fund's maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the index swap contract's remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty. No index swap contracts were outstanding at February 28, 2011.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular referenced security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the period ended February 28, 2011, the Fund entered into CDS contracts as a purchaser and seller of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. At February 28, 2011, the net unrealized appreciation of credit default swaps was $9,473. The Fund has posted $2,460,000 as collateral for certain open derivatives. If a credit event had occurred for all swap transactions where collateral posting was required as of February 28, 2011, the swaps' credit-risk-related contingent features would have been triggered and the Fund would have received $187,600 less the value of the contracts' related reference obligations.

As disclosed in the footnotes to the schedule of investments, at February 28, 2011, the notional value of the protection sold was $65,000, which reflects the maximum potential amount the Fund would have been required to make as a seller of credit protection if a credit event had occurred. The quoted market prices and resulting market values for credit default agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative if the swap agreement has been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. At February 28, 2011, the net unrealized appreciation of the protection sold was $2,652.

CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund's maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.

Swaps Generally. Because there is no organized market for swap contracts, the value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the schedule of investments.

5. Securities Lending
The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with BNY Mellon. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be temporarily more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by Delaware Management Company (DMC), a series of Delaware Management Business Trust, that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high quality corporate debt, asset-backed and other money market securities and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. The Collective Trust seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust or another collateral investment pool. This could occur if an investment in a collateral investment pool defaulted or if it were necessary to liquidate assets in the collateral investment pool to meet returns on outstanding security loans at a time when the collateral investment pool’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the collateral investment pool that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up this shortfall. Effective April 20, 2009, BNY Mellon transferred the assets of the Fund’s previous collateral investment pool other than cash and assets with a maturity of one business day or less to the BNY Mellon SL DBT II Liquidating Fund (Liquidating Fund), effectively bifurcating the previous collateral investment pool. The Fund’s exposure to the Liquidating Fund is expected to decrease as the Liquidating Fund’s assets mature or are sold. In October 2008, BNY Mellon transferred certain distressed securities from the previous collateral investment pool into the Mellon GSL Reinvestment Trust II. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

At February 28, 2011, the value of the securities on loan was $28,144,428, for which the Fund received collateral, comprised of non-cash collateral valued at $45,001, and cash collateral of $29,896,890. At February 28, 2011, the value of invested collateral was $29,577,461. Investments purchased with cash collateral are presented on the schedule of investments under the caption “Securities Lending Collateral.”

6. Credit and Market Risk
The Fund borrows through its line of credit for purposes of leveraging. Leveraging may result in higher degrees of volatility because the Fund’s net asset value could be subject to fluctuations in short-term interest rates and changes in market value of portfolio securities attributable to the leverage.

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund invests a portion of its assets in high yield fixed income securities, which carry ratings of BB or lower by Standard & Poor’s Rating and/or Ba or lower by Moody’s Investors Services. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market's perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the period ended February 28, 2011. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Fund may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 10% limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the schedule of investments.

7. Subsequent Events
Management has determined no material events or transactions occurred subsequent to February 28, 2011 that would require recognition or disclosure in the Fund’s schedule of investments.

Item 2. Controls and Procedures.

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

     File as exhibits as part of this Form a separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), exactly as set forth below: